UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    July 22, 2004

                           JPC CAPITAL PARTNERS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      333-74396             58-2451191
------------------------------- -------------------------- --------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)

 555 North Point Center East, 4th Floor, Alpharetta, Georgia    30022
 ------------------------------------------------------------ -----------
         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code      678-366-5019
--------------------------------------------------     --------------

                                CORPFIN.COM, INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 5.           Other Events and Regulation FD Disclosure

The Company filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State on July 22, 2004 thereby changing its name from Corpfin.com, Inc. to JPC Capital Partners, Inc. Annexed hereto as Exhibit
99.1 is the Company's Press Release relating to its name change.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:

        99.1     Press Release dated August 5, 2004 announcing name change.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      JPC Capital Partners, Inc.
                                                              (Registrant)



Date: August 5, 2004                           By:      /s/  Jose A. Auffant
                                                        ------------------------
                                               Name:    Jose A. Auffant
                                               Title:   Executive Vice President
                                                        and Secretary